                                                                      Exhibit 21
                                                                      ----------

                        SUBSIDIARIES OF H&R BLOCK, INC.

The following is a list of the direct and indirect subsidiaries of H&R Block, Inc., a Missouri corporation. All active subsidiaries do business under their corporate names listed below or close derivatives thereof:

Name                                            Jurisdiction in which organized
----                                            -------------------------------

H&R Block Group, Inc. ...............................   Delaware (1)
Block Investment Corporation ........................   Delaware (1)
HRB Management, Inc. ................................   Missouri (2)
H&R Block Tax Services, Inc. ........................   Missouri (2)
H&R Block Eastern Tax Services, Inc. ................   Missouri (3)
Bay Colony, Ltd. ....................................   Virginia (4)
H&R Block of Dallas, Inc. ...........................   Texas (3)
HRB Partners, Inc. ..................................   Delaware (5)
H&R Block and Associates, L.P. ......................   Delaware (6)
HRB Royalty, Inc. ...................................   Delaware (3)
BWA Advertising, Inc. ...............................   Missouri (3)
H&R Block Canada, Inc. ..............................   Canada (3)
H&R Block (Nova Scotia), Incorporated ...............   Nova Scotia (7)
Cashplan Systems, Inc. ..............................   British Columbia (7)
Two Dog Ranch Ltd ...................................   British Columbia (7)
H&R Block (Guam), Inc. ..............................   Guam (3)
H&R Block Limited ...................................   New South Wales (8)
H&R Block The Income Tax People Limited .............   New Zealand (3)
Block Financial Corporation .........................   Delaware (2)
Franchise Partner, Inc. .............................   Nevada (9)
WebBank Corporation .................................   Utah (9)
MECA Sub - LFOD, Ltd. ...............................   New Hampshire (9)
Companion Mortgage Corporation ......................   Delaware (9)
Block Mortgage Finance, Inc. ........................   Delaware (10)
Companion Servicing Company L.L.C. ..................   Georgia (11)
Option One Mortgage Corporation .....................   California (9)
Option One Mortgage Acceptance Corporation ..........   Delaware (12)
Premier Trust Deed Services, Inc. ...................   California (12)
H&R Block Mortgage Company, L.L.C. ..................   Virginia (13)
CompuServe Corporation ..............................   Delaware (14)
CompuServe Incorporated .............................   Ohio (15)
CompuPlex Incorporated ..............................   Ohio (16)
CompuServe Ventures Incorporated ....................   Ohio (16)
CompuServe Works of Wonder, Inc. ....................   Ohio (16)
CompuServe Systems Integration Group Southwest, Inc..   Texas (16)
CompuServe Canada Limited ...........................   Canada (16)
CompuServe Consulting Services (UK) Limited .........   United Kingdom (16)
CompuServe Information Services (UK) Limited ........   United Kingdom (16)
CompuServe Information Services GMBH ................   Germany (16)
CompuServe Information Services AG ..................   Switzerland (16)
CompuServe Information Systems S.A.R.L. .............   France (16)

CompuServe A.B. .....................................   Sweden (16)
CompuServe Information Services, B.V ................   The Netherlands (16)
CompuServe International Pty, Ltd. ..................   Australia (16)
CNS Information (S) Pte Ltd. ........................   Singapore (16)
Spry, Inc. ..........................................   Washington (16)
Network Publishing Inc. .............................   Utah (17)
Access Technology, Inc. .............................   Massachusetts (18)
Companion Insurance, Ltd. ...........................   Bermuda (18)
H&R Block U.K. Ltd ..................................   United Kingdom (18)
HRB Investment, Inc. ................................   Delaware (18)
PM Industries, Inc. .................................   Kansas (18)

Notes to Subsidiaries of H&R Block, Inc.:

         (1)      Wholly owned subsidiary of H&R Block, Inc.

         (2)      Wholly owned subsidiary of H&R Block Group, Inc.

         (3)      Wholly owned subsidiary of H&R Block Tax Services, Inc.

         (4)      Wholly owned subsidiary of H&R Block Eastern Tax Services,
                  Inc.

         (5)      Wholly owned subsidiary of H&R Block of Dallas, Inc.

         (6) Limited partnership in which H&R Block Tax Services, Inc. is a 1% general partner and HRB Partners, Inc. is a 99% limited partner

         (7)      Wholly owned subsidiary of H&R Block Canada, Inc.

         (8)      Wholly owned subsidiary of HRB Royalty, Inc.

         (9)      Wholly owned subsidiary of Block Financial Corporation

         (10)     Wholly owned subsidiary of Companion Mortgage Corporation

         (11) Limited liability company in which Block Financial Corporation has a 50% membership interest and a nonaffiliated individual has a 50% membership interest

         (12)     Wholly owned subsidiary of Option One Mortgage Corporation

         (13) Limited liability company in which H&R Block Tax Services, Inc. has a 99% membership interest and Block Financial Corporation has a 1% membership interest

         (14)     80.1%-owned subsidiary of H&R Block Group, Inc.


         (15)     Wholly owned subsidiary of CompuServe Corporation

         (16)     Wholly owned subsidiary of CompuServe Incorporated

         (17)     55%-owned subsidiary of CompuServe Incorporated

         (18)     Wholly owned subsidiary of HRB Management, Inc.


                                       48